UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2021

ADIENT PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC

Dublin 1, Ireland D01 H104

(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Preliminary Results of Tender Offer

On March 29, 2021, Adient plc announced that, in connection with the previously announced tender offer (the “Tender Offer”) by its indirect wholly-owned subsidiary, Adient US LLC (the “Issuer”), to purchase for cash up to $640,000,000 aggregate principal amount (the “Tender Cap”) of its $800,000,000 outstanding 7.00% Senior First Lien Notes due 2026 (the “Notes”), the Issuer has been advised by Global Bondholder Services Corporation, as Depositary for the Tender Offer, that at the end of the day, 5:00 p.m., New York City time on Friday, March 26, 2021 (the “Early Tender Time”), the Tender Offer was oversubscribed as it had received tenders of $648,425,000 aggregate principal amount of the Notes pursuant to the Tender Offer.

A copy of the press release dated March 29, 2021 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

On March 30, 2021, the Issuer purchased $640,000,000 aggregate principal amount of Notes that were validly tendered as of the Early Tender Time for aggregate cash of approximately $701,600,000, which reflected the total consideration offered in the Tender Offer for Notes validly tendered (107.00% of the principal amount of the Notes validly tendered), plus accrued and unpaid interest to, but not including, March 30, 2021. Following the purchase, the Issuer cancelled the $640,000,000 aggregate principal amount of Notes that were purchased.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Adient plc dated March 29, 2021.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC

Date: March 30, 2021	By:	/s/ Jeffrey M. Stafeil
	Name:	Jeffrey M. Stafeil
	Title:	Executive Vice President and Chief Financial Officer